Consolidated Statements of Other Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Consolidated Statements of Other Comprehensive Income
Profit for the year	$ 79,770	$ 49,421	$ 235,467
Items that will not be reclassified to profit or loss:
Remeasurements of defined benefit pension plans	0	10	684
Unrealized gain on financial assets at fair value through other comprehensive income	9,427	152	152
Income tax related to items that will not be reclassified subsequently	0	1	(107)
Items that may be reclassified subsequently to profit or loss:
Foreign operations - foreign currency translation differences	(632)	(123)	(157)
Other comprehensive income for the year, net of tax	8,795	40	572
Total comprehensive income for the year	88,565	49,461	236,039
Total comprehensive income attributable to noncontrolling interests	(9)	1,193	1,391
Total comprehensive income attributable to Himax Technologies, Inc. stockholders	$ 88,556	$ 50,654	$ 237,430